UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date at Earliest Event Reported): June 12, 2006

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1 - 11906	22 - 2378738
(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d - 2 (b) under the Exchange Act (17 CFR 240.14d - 2 (b))

☐	Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e - 4 (c))

EXPLANATORY NOTE:

On April 3, 2006, Measurement Specialties, Inc. (the “Registrant” or “MEAS”) consummated the acquisition of all of the capital stock of BetaTHERM Group Ltd., a sensor company headquartered in Galway, Ireland (“Betatherm”). The Registrant hereby amends Item 9.01 of its Current Report on Form 8-K filed on April 6, 2006 to include combined historical financial statements of Betatherm and certain unaudited pro forma financial statement information giving effect to the acquisition of Betatherm by MEAS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

The following financial statements are filed as exhibits hereto:

Exhibit 99.1	Audited financial statements of Betatherm for the year ended June 30, 2005
Exhibit 99.2	Un-audited condensed consolidated financial statements of Betatherm for the nine months ended March 31, 2006 and 2005.

(b)	Pro-forma financial information:

Exhibit 99.3	Un-audited pro-forma condensed combined financial information of MEAS for the year ended March 31, 2005 and for the nine months ended December 31, 2005.

(c)	Exhibits. The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION
Exhibit 23.1	Consent of Independent Auditors dated June 12, 2006
Exhibit 99.1	Audited financial statements of Betatherm for the year ended June 30, 2005
Exhibit 99.2	Un-audited condensed consolidated financial statements of Betatherm for the nine months ended March 31, 2006 and 2005.
Exhibit 99.3	Un-audited pro-forma condensed combined financial information of MEAS for the year ended March 31, 2005 and for the nine months ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEASUREMENT SPECIALTIES, INC. (Registrant)

Date: June 12, 2006	By:	/s/ John P. Hopkins

Name: John P. Hopkins Title: Chief Financial Officer (authorized officer and principal financial officer)